SAI Supplement

Filed pursuant to 497(e)

Homestead Funds, Inc. Registration Nos. 033-35788 and 811-06136

Homestead Funds Trust Registration Nos. 333-229995 and 811-23429

Homestead Funds, Inc.

Homestead Funds Trust

Supplement Dated August 19, 2022

to the Statement of Additional Information dated May 1, 2022, as supplemented from time to time

This supplement revises certain information contained in the above-referenced Statement of Additional Information (the "SAI") regarding the Daily Income Fund, Short-Term Government Securities Fund, Short-Term Bond Fund, Stock Index Fund, Value Fund, Growth Fund, International Equity Fund and Small-Company Stock Fund, each a series of Homestead Funds, Inc., and the Intermediate Bond Fund and Rural America Growth & Income Fund, each a series of Homestead Funds Trust (collectively, the "Homestead Funds"). Please read this supplement carefully and keep it with your SAI for future reference. You may obtain copies of the SAI free of charge, upon request, by calling toll-free (800) 258-3030, by visiting Homestead Funds' website at homesteadfunds.com, or by writing to Homestead Funds, Attn: Investments Division, 4301 Wilson Boulevard, INV8-305, Arlington, Virginia 22203.

The compliance date of Rule 18f-4 under the 1940 Investment Company Act, as amended ("1940 Act"), is August 19, 2022. Accordingly, each of the following changes are made to the SAI effective August 19, 2022:

1.The last two sentences of the "Description of Certain Investments and Strategies – All Funds Except the Stock Index Fund – Derivatives" section of the SAI is replaced in its entirety as follows:

The Fund intends to operate as a limited derivatives user and comply with applicable requirements under Rule 18f-4. In connection with the adoption of Rule 18f-4, the SEC also eliminated the asset segregation framework arising from prior SEC guidance for covering derivatives and certain financial instruments. To the extent that the Fund is required to segregate assets to cover derivative and certain financial instruments, it will do so in compliance with Rule 18f-4.

2.The "Description of Certain Investments and Strategies – Stock Index Fund Only – Derivatives – Regulation of Derivatives" section of the SAI is replaced in its entirety as follows:

Regulation of Derivatives.

Rule 18f-4 Under the Investment Company Act. Rule 18f-4 under the Investment Company Act permits a fund to enter into Derivatives Transactions (as defined below) and certain other transactions notwithstanding the restrictions on the issuance of "senior securities" under Section 18 of the Investment Company Act. Section 18 of the Investment Company Act, among other things, prohibits open-end funds, including the Master Portfolio, from issuing or selling any "senior security," other than borrowing from a bank (subject to a requirement to maintain 300% "asset coverage").

Under Rule 18f-4, "Derivatives Transactions" include the following: (1) any swap, security-based swap (including a contract for differences), futures contract, forward contract, option (excluding purchased options), any combination of the foregoing, or any similar instrument, under which a fund is or may be required to make any payment or delivery of cash or other assets during the life of the instrument or at maturity or early termination, whether as margin or settlement payment or otherwise; (2) any short sale borrowing; (3) reverse repurchase agreements and similar financing transactions (e.g., recourse and non-recourse tender option bonds, and borrowed bonds), if a fund elects to treat these transactions as Derivatives Transactions under Rule 18f-4; and (4) when-issued or forward-settling securities (e.g., firm and standby commitments, including to-be-announced ("TBA") commitments, and dollar rolls) and non-standard settlement cycle securities, unless such transactions meet the Delayed-Settlement Securities Provision (as defined below under "—When-Issued Securities, Delayed Delivery Securities and Forward Commitments").

Unless a fund is relying on the Limited Derivatives User Exception (as defined below), the fund must comply with Rule 18f-4 with respect to its Derivatives Transactions. Rule 18f-4, among other things, requires a fund to adopt and implement a comprehensive written derivatives risk management program ("DRMP") and comply with a relative or absolute limit on fund leverage risk calculated based on value-at-risk ("VaR"). The DRMP is administered by a "derivatives risk manager," who is appointed by the fund's board, including a majority of the independent Directors, and periodically reviews the DRMP and reports to the fund's board. Rule 18f-4 provides an exception from the DRMP, VaR limit and certain other requirements if a fund's "derivatives exposure" is limited to 10% of its net assets (as calculated in accordance with Rule 18f-4) and the fund adopts and implements written policies and procedures reasonably designed to manage its derivatives risks (the "Limited Derivatives User Exception").

Dodd-Frank Regulations. The Dodd-Frank Wall Street Reform and Consumer Protection Act ("Dodd-Frank"), enacted in July 2010, includes provisions that comprehensively regulate the over-the-counter ("OTC") derivatives markets for the first time. While the Commodity Futures Trading Commission ("CFTC") and other U.S. regulators have adopted many of the required Dodd-Frank regulations, certain regulations have only recently become effective and other regulations remain to be adopted. The full impact of Dodd-Frank on the Master Portfolio remains uncertain.

OTC derivatives dealers are now required to register with the CFTC as "swap dealers" and will ultimately be required to register with the SEC as "security-based swap dealers". Registered swap dealers are subject to various regulatory requirements, including, but not limited to, margin, recordkeeping, reporting, transparency, position limits, limitations on conflicts of interest, business conduct standards, minimum capital requirements and other regulatory requirements.

The CFTC requires that certain interest rate swaps and certain credit default swaps must be executed in regulated markets and be submitted for clearing to regulated clearinghouses. The SEC is also expected to impose similar requirements on certain security-based derivatives in the future. OTC derivatives trades submitted for clearing are subject to minimum initial and variation margin requirements set by the relevant clearinghouse, as well as margin requirements mandated by the CFTC, SEC and/or federal prudential regulators. In addition, futures commission merchants ("FCMs"), who act as clearing members on behalf of customers for cleared OTC derivatives and futures contracts, also have discretion to increase a fund's margin requirements for these transactions beyond any regulatory and clearinghouse minimums subject to any restrictions on such discretion in the documentation between the FCM and the customer. These regulatory requirements may make it more difficult and costly for the Master Portfolio to enter into highly tailored or customized transactions, potentially rendering certain investment strategies impossible or not economically feasible. If the Master Portfolio decides to execute and clear cleared OTC derivatives and/or futures contracts through execution facilities, exchanges or clearinghouses, either indirectly through an executing broker, clearing member FCM or as a direct member, the Master Portfolio would be required to comply with the rules of the execution facility, exchange or clearinghouse and other applicable law. With respect to cleared OTC derivatives and futures contracts and options on futures, the Master Portfolio will not face a clearinghouse directly but rather will do so through a FCM that is registered with the CFTC and/or SEC and that acts as a clearing member. The Master Portfolio may face the indirect risk of the failure of another clearing member customer to meet its obligations to its clearing member. Such scenario could arise due to a default by the clearing member on its obligations to the clearinghouse simultaneously with a customer's failure to meet its obligations to the clearing member.

Clearing member FCMs are required to post initial margin to the clearinghouses through which they clear their customers' cleared OTC derivatives and futures contracts, instead of using such initial margin in their businesses, as was widely permitted before Dodd-Frank. While an FCM may require its customer to post initial margin in excess of clearinghouse requirements, and certain clearinghouses may share a portion of their earnings on initial margin with their clearing members, some portion of the initial margin that is passed through to the clearinghouse does not generate earnings for the FCM. The inability of FCMs to earn the same levels of returns on initial margin for cleared OTC derivatives as they could earn with respect to non-cleared OTC derivatives may cause FCMs to charge higher fees, or provide less favorable pricing on cleared OTC derivatives than swap dealers will provide for non-cleared OTC derivatives. Furthermore, customers, including the Master Portfolio, are subject to additional fees payable to FCMs with respect to cleared OTC derivatives, which may raise the cost to the Master Portfolio of clearing as compared to trading non-cleared OTC derivatives bilaterally.

With respect to uncleared swaps, swap dealers are required to collect variation margin from a fund and may be required by applicable regulations to collect initial margin from the Master Portfolio. Both initial and variation margin may be comprised of cash and/or securities, subject to applicable regulatory haircuts. Shares of investment companies (other than certain money market funds) may not be posted as collateral under applicable regulations. The CFTC and the U.S. commodities exchanges impose limits on the maximum net long or net short speculative positions that any person may hold or control in any particular futures or options contracts traded on U.S. commodities exchanges. For example, the CFTC has historically imposed speculative position limits on a number of agricultural commodities (e.g., corn, oats, wheat, soybeans and cotton) and United States commodities exchanges currently impose speculative position limits on many other commodities. The Master Portfolio could be required to liquidate positions it holds in order to comply with position limits or may not be able to fully implement trading instructions generated by its trading models, in order to comply with position limits. Any such liquidation or limited implementation could result in substantial costs to the Master Portfolio.

Dodd-Frank significantly expanded the CFTC's authority to impose position limits with respect to agricultural commodities and other physical commodity futures contracts, options on these futures contracts and economically equivalent swaps. In October 2020, the CFTC adopted a new set of speculative position limit rules with respect to agricultural commodities and other physical commodity futures contracts, options on these futures contracts ("core referenced futures contracts") and economically equivalent swaps. An economically equivalent swap is a swap with identical material contractual specifications, terms and conditions to a core referenced futures contract, disregarding differences with respect to any of the following: (1) lot size specifications or notional amounts, (2) post-trade risk management arrangements and (3) delivery dates for physically- settled swaps as long as these delivery dates diverge by less than one calendar day from the referenced contract's delivery date (or, for natural gas, two calendar days). A cash-settled swap could only be deemed to be economically equivalent to a cash- settled referenced contract, and a physically-settled swap could only be deemed to be economically equivalent to a physically- settled referenced contract. However, a cash-settled swap that initially did not qualify as economically equivalent due to the fact that there was no corresponding cash-settled core referenced futures contract could subsequently become an economically equivalent swap if a cash-settled futures contract market were to subsequently be developed. The CFTC's new position limits rules include an exemption from limits for bona fide hedging transactions or positions. A bona fide hedging transaction or position may exceed the applicable federal position limits if the transaction or position: (1) represents a substitute for transactions or positions made or to be made at a later time in a physical marketing channel; (2) is economically appropriate to the reduction of price risks in the conduct and management of a commercial enterprise; and (3) arises from the potential change in value of (A) assets which a person owns, produces, manufactures, processes or merchandises, or anticipates owning, producing, manufacturing, processing or merchandising; (B) liabilities which a person owes or anticipates incurring; or (C) services that a person provides or purchases, or anticipates providing or purchasing. The CFTC's new position rules set forth a list of enumerated bona fide hedges for which a market participant is not required to request prior approval from the CFTC in order to hold a bona fide hedge position above the federal position limit. However, a market participant holding an enumerated bona fide hedge position still would need to request an exemption from the relevant exchange for exchange-set limits. For non- enumerated bona fide hedge positions, a market participant may request CFTC approval which must be granted prior to exceeding the applicable federal position limit, except where there is a demonstrated sudden or unforeseen increase in bona fide hedging needs (in which case the application must be submitted within five business days after the market participant exceeds the applicable limit). The compliance dates for the CFTC's new federal speculative position limits are January 1, 2022 for the core referenced futures contracts and January 1, 2023 for economically equivalent swaps. While the ultimate effect of the final position limit rules are not yet known, these limits will likely restrict the ability of many market participants to trade in the commodities markets to the same extent as they have in the past. These rules may, among other things, reduce liquidity, increase market volatility, limit the size and duration of positions available to market participants, and increase costs in these markets, which could adversely affect the Master Portfolio. These new regulations and the resulting increased costs and regulatory oversight requirements may result in market participants being required or deciding to limit their trading activities, which could lead to decreased market liquidity and increased market volatility. In addition, transaction costs incurred by market participants are likely to be higher due to the increased costs of compliance with the new regulations. These consequences could adversely affect the Master Portfolio's returns.

Additional Regulation of Derivatives. Regulatory bodies outside the U.S. have also passed, proposed, or may propose in the future, legislation similar to Dodd-Frank or other legislation that could increase the costs of participating in, or otherwise adversely impact the liquidity of, participating in the commodities markets. For example, the European Market Infrastructure Regulation (Regulation (EU) No 648/2012) ("EMIR") introduced certain requirements in respect of OTC derivatives including:(i) the mandatory clearing of OTC derivative contracts declared subject to the clearing obligation; (ii) risk mitigation techniques in respect of uncleared OTC derivative contracts, including the mandatory margining of uncleared OTC derivative contracts; and (iii) reporting and recordkeeping requirements in respect of all derivatives contracts. By way of further example, the European Union Markets in Financial Instruments Directive (Directive 2014/65/EU) and Markets in Financial Instruments Regulation (Regulation (EU) No 600/2014) (together "MiFID II"), which have applied since January 3, 2018, govern the provision of investment services and activities in relation to, as well as the organized trading of, financial instruments such as shares, bonds, units in collective investment schemes and derivatives. In particular, MiFID II requires European Union Member States to apply position limits to the size of a net position a person can hold at any time in commodity derivatives traded on European Union trading venues and in "economically equivalent" OTC contracts. If the requirements of EMIR and MiFID II apply, the cost of derivatives transactions is expected to increase.

In addition, regulations adopted by global prudential regulators that are now in effect require certain prudentially regulated entities and certain of their affiliates and subsidiaries (including swap dealers) to include in their derivatives contracts and certain other financial contracts, terms that delay or restrict the rights of counterparties (such as the Master Portfolio) to terminate such contracts, foreclose upon collateral, exercise other default rights or restrict transfers of credit support in the event that the prudentially regulated entity and/or its affiliates are subject to certain types of resolution or insolvency proceedings. Similar regulations and laws have been adopted in non-U.S. jurisdictions that may apply to the Master Portfolio's counterparties located in those jurisdictions. It is possible that these new requirements, as well as potential additional related government regulation, could adversely affect the Master Portfolio's ability to terminate existing derivatives contracts, exercise default rights or satisfy obligations owed to it with collateral received under such contracts.

3.The "Description of Certain Investments and Strategies – Stock Index Fund Only – Derivatives – Risk Factors in Derivatives" section of the SAI is replaced in its entirety as follows:

Risk Factors in Derivatives.

There are significant risks that apply generally to derivatives transactions, including:

Correlation Risk — the risk that changes in the value of a derivative will not match the changes in the value of the portfolio holdings that are being hedged or of the particular market or security to which the Master Portfolio seeks exposure. There are a number of factors which may prevent a derivative instrument from achieving the desired correlation (or inverse correlation) with an underlying asset, rate or index, such as the impact of fees, expenses and transaction costs, the timing of pricing, and disruptions or illiquidity in the markets for such derivative instrument.

Counterparty Risk — the risk that a derivatives transaction counterparty will be unable or unwilling to make payments or otherwise honor its obligations to the Master Portfolio and the related risks of having concentrated exposure to such a counterparty. In particular, derivatives traded in OTC markets often are not guaranteed by an exchange or clearing corporation and often do not require payment of margin, and to the extent that the Master Portfolio has unrealized gains in such instruments or has deposited collateral with its counterparties the Master Portfolio is at risk that its counterparties will become bankrupt or otherwise fail to honor their obligations. The Master Portfolio will typically attempt to minimize counterparty risk by engaging in OTC derivatives transactions only with creditworthy entities that have substantial capital or that have provided the Master Portfolio with a third-party guaranty or other credit support.

Credit Risk — the risk that the reference entity in a credit default swap or similar derivative will not be able to honor its financial obligations.

Currency Risk — the risk that changes in the exchange rate between two currencies will adversely affect the value (in U.S. dollar terms) of a derivative.

Illiquidity Risk — the risk that certain securities or instruments may be difficult or impossible to sell at the time or at the price desired by the counterparty in connection with payments of margin, collateral, or settlement payments. There can be no assurance that the Master Portfolio will be able to unwind or offset a derivative at its desired price, in a secondary market or otherwise. It may, therefore, not be possible for the Master Portfolio to unwind its position in a derivative without incurring substantial losses (if at all). Certain OTC derivatives, including swaps and OTC options, involve substantial illiquidity risk. Illiquidity may also make it more difficult for the Master Portfolio to ascertain a market value for such derivatives. The Master Portfolio will, therefore, acquire illiquid OTC derivatives (i) if the agreement pursuant to which the instrument is purchased contains a formula price at which the instrument may be terminated or sold, or (ii) for which BFA anticipates the Master Portfolio can receive on each business day at least two independent bids or offers, unless a quotation from only one dealer is available, in which case that dealer's quotation may be used. The illiquidity of the derivatives markets may be due to various factors, including congestion, disorderly markets, limitations on deliverable supplies, the participation of speculators, government regulation and intervention, and technical and operational or system failures. In addition, the liquidity of a secondary market in an exchange-traded derivative contract may be adversely affected by "daily price fluctuation limits" established by the exchanges which limit the amount of fluctuation in an exchange-traded contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open positions. Prices have in the past moved beyond the daily limit on a number of consecutive trading days. If it is not possible to close an open derivative position entered into by the Master Portfolio, the Master Portfolio would continue to be required to make daily cash payments of variation margin in the event of adverse price movements. In such a situation, if the Master Portfolio has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so.

Index Risk — if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Master Portfolio could receive lower interest payments or experience a reduction in the value of the derivative to below the price that the Master Portfolio paid for such derivative.

Legal Risk — the risk of insufficient documentation, insufficient capacity or authority of counterparty, or legality or enforceability of a contract.

Leverage Risk — the risk that the Master Portfolio's derivatives transactions can magnify the Master Portfolio's gains and losses. Relatively small market movements may result in large changes in the value of a derivatives position and can result in losses that greatly exceed the amount originally invested.

Market Risk — the risk that changes in the value of one or more markets or changes with respect to the value of the underlying asset will adversely affect the value of a derivative. In the event of an adverse movement, the Master Portfolio may be required to pay substantial additional margin to maintain its position or the Master Portfolio's returns may be adversely affected.

Operational Risk — the risk related to potential operational issues, including documentation issues, settlement issues, systems failures, inadequate controls and human error.

Valuation Risk — the risk that valuation sources for a derivative will not be readily available in the market. This is possible especially in times of market distress, since many market participants may be reluctant to purchase complex instruments or quote prices for them.

Volatility Risk — the risk that the value of derivatives will fluctuate significantly within a short time period.

4.The following is added to the end of the "Description of Certain Investments and Strategies – Stock Index Fund Only – Reverse Repurchase Agreements" section of the SAI:

Rule 18f-4 under the Investment Company Act permits the Master Portfolio to enter into reverse repurchase agreements and similar financing transactions (e.g., recourse and non-recourse tender option bonds, borrowed bonds) notwithstanding the limitation on the issuance of senior securities in Section 18 of the Investment Company Act, provided that the Master Portfolio either (i) complies with the 300% asset coverage ratio with respect to such transactions and any other borrowings in the aggregate, or (ii) treats such transactions as Derivatives Transactions under Rule 18f-4. See "—Derivatives — Regulation of Derivatives — Rule 18f-4 under the Investment Company Act" above.

5.The following is added to the end of the "Description of Certain Investments and Strategies – Stock Index Fund Only – Short Sales" section of the SAI:

The Master Portfolio must comply with Rule 18f-4 under the Investment Company Act with respect to its short sale borrowings, which are considered Derivatives Transactions under the Rule. See "—Derivatives — Regulation of Derivatives — Rule 18f- 4 under the Investment Company Act" above.

6.The following is added to the end of the "Description of Certain Investments and Strategies – Stock Index Fund Only – When- Issued Securities, Delayed Delivery Securities and Forward Commitments" section of the SAI:

Rule 18f-4 under the Investment Company Act permits the Master Portfolio to enter into when-issued or forward-settling securities (e.g., firm and standby commitments, including TBA commitments, and dollar rolls) and non-standard settlement cycle securities notwithstanding the limitation on the issuance of senior securities in Section 18 of the Investment Company Act, provided that the Master Portfolio intends to physically settle the transaction and the transaction will settle within 35 days of its trade date (the "Delayed-Settlement Securities Provision"). If a when-issued, forward-settling or non-standard settlement cycle security does not satisfy the Delayed-Settlement Securities Provision, then it is treated as a Derivatives Transaction under Rule 18f-4. See "—Derivatives — Regulation of Derivatives — Rule 18f-4 under the Investment Company Act" above.

* * * * *

The compliance date of Rule 2a-5 under the 1940 Act is September 8, 2022. Accordingly, each of the following changes are made to the SAI effective September 8, 2022:

1.The third paragraph of the "Determination of Net Asset Value" section of the SAI is replaced in its entirety as follows:

The Board has designated Homestead Advisers as the Funds' valuation designee pursuant to Rule 2a-5 under the 1940 Act. Homestead Advisers and the Board have each adopted policies and procedures for the valuation of portfolio securities ("Valuation Procedures"). Portfolio securities for which market quotations are readily available are valued at current market value as of the Valuation Time in accordance with the Valuation Procedures. Market value is generally determined on the basis of official closing prices or the last reported sales prices and/or may be based on quotes or prices (including evaluated prices) supplied by the Funds' approved independent pricing services. Homestead Advisers will fair value a security in accordance with the Valuation Procedures if: (i) readily available market quotations are not available; (ii) in the opinion of Homestead Advisers, the market value does not constitute a readily available market quotation or does not reflect fair value; or (iii) a significant event has occurred that would impact a security's valuation.

2.The first sentence of the sixth paragraph of the "Determination of Net Asset Value" section of the SAI is replaced in its entirety as follows:

Domestic equity securities and shares of exchange traded funds that are traded on a national securities exchange are valued at the closing price as reported by an independent pricing service from the primary market in which such securities normally trade.

3.The first sentence of the tenth paragraph of the "Determination of Net Asset Value" section of the SAI is replaced in its entirety as follows:

If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of Homestead Advisers, the market value does not constitute a readily available market quotation or does not reflect fair value, or if a significant event has occurred that would impact a security's fair valuation, the security will be priced at fair value by Homestead Advisers as determined in good faith pursuant to the Valuation Procedures approved by the Board.

4.The final paragraph of the "Determination of Net Asset Value" section of the SAI is deleted in its entirety.